UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On October 1, 2012, Eagle Rock Energy Partners, L.P., a Delaware limited partnership ("Eagle Rock"), issued a press release announcing that it has closed on the previously-announced acquisition of BP America Production Company's Sunray and Hemphill processing plants and associated 2,500 mile gathering system. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K and attached exhibit includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K and the attached exhibit that address activities, events or developments that Eagle Rock expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by Eagle Rock in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors Eagle Rock believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond Eagle Rock's control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Eagle Rock's actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

Eagle Rock undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of Eagle Rock's risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult Eagle Rock's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, for the year ended December 31, 2011, the Partnership’s Forms 10-Q filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Eagle Rock filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release of Eagle Rock Energy Partners, L.P., dated October 1, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By: Eagle Rock Energy GP, L.P.,
its general partner

By: Eagle Rock Energy G&P, LLC
its general partner

By: _/s/ Charles C. Boettcher_______________
Charles C. Boettcher
Senior Vice President and General Counsel